SHARE EXCHANGE AGREEMENT

THIS AGREEMENT is made effective as of the 15 day of June 2011

AMONG:

SMART VENTURES INC.

(“Smart Ventures)

AND

METALS ASSETS S.A.

(“Company”)

AND

THE SHAREHOLDERS AND/OR MEMBERS  OF

          THE COMPANY

                    (“Selling Shareholders”)

WHEREAS:

A.

Smart Ventures  will acquire all of the issued and outstanding shares of common stock and/or Membership Interests of the  Company as more fully set forth herein; and

B.

The Selling Shareholders are the registered and beneficial owners of all of the issued and outstanding shares of the Company’s common Stock and/or membership interests ( “ Membership  Interests”);

NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties covenant and agree as follows:

DEFINITIONS

1.1

The following terms have the following meanings, unless the context indicates otherwise:

“Agreement” shall mean this Agreement, and all the exhibits, schedules and other documents attached to or referred to in this Agreement, and all amendments and supplements, if any, to this Agreement;

“Closing” shall mean the completion of the Transaction, in accordance with this Agreement , at which time the Closing Documents shall be exchanged by the parties, except for those documents or other items specifically required to be exchanged at a later time;

“Closing Date” shall mean a date mutually agreed upon by the parties hereto in writing and subject to the satisfaction or waiver by Smart Ventures, the Selling Shareholders and the Company of the conditions precedent;

“Closing Documents” shall mean the papers, instruments and documents required to be executed and delivered at the Closing pursuant to this Agreement;

“Membership Interest”  refers to all of the issued and outstanding equity securities of the Company.  Also referred to as “Membership Interests”

“Exchange Act” shall mean the United States Securities Exchange Act of 1934, as amended;

“GAAP” shall mean United States generally accepted accounting principles applied in a manner consistent with prior periods;

“Intellectual Property”  all patents of whatever kind or nature related to the Steel Melting Shop, invention of the Steel Melting Shop, invention of the Metallurgical Complex and all other intellectual property rights associated with the operation of the Company.

“Liabilities”   shall include any direct or indirect indebtedness, guaranty, endorsement, claim, loss, damage, deficiency, cost, expense, obligation or responsibility, fixed or unfixed, known or unknown, asserted choate or inchoate, liquidated or unliquidated, secured or unsecured;

“Purchase Price”  shall mean $9,800,000 ($9.8 million) plus the issuance of 22 million shares of Smart Ventures Common Stock.

“Royalty” Four percent of the net revenues of any steel plant installed utilizing the Company’s patented technology payable for so long as the Steel plants identified on Schedule A remain operational. .

“Selling Shareholders” are those shareholders set forth on Schedule 1 executing this Agreement as may be amended time to time prior to Closing

“Shareholders” are those shareholders set forth on Schedule 1 owning all of the outstanding equity securities of Company.

 “SEC” shall mean the Securities and Exchange Commission;

“Securities Act” shall mean the United States Securities Act of 1933, as amended;

Taxes” shall include international, federal, state, provincial and local income taxes, capital gains tax, value-added taxes, franchise, personal property and real property taxes, levies, assessments, tariffs, duties (including any customs duty), business license or other fees, sales, use and any other taxes relating to the assets of the designated party or the business of the designated party for all periods up to and including the Closing Date, together with any related charge or amount, including interest, fines, penalties and additions to tax, if any, arising out of tax assessments; and

“Transaction” shall mean the purchase of the Membership Interests by Smart Ventures  from the Selling Shareholders in consideration for the payment of the Purchase Price.

1.2

Schedules

The following schedules are attached to and form part of this Agreement

Schedule 1

List of Shareholders

2.

THE OFFER, PURCHASE AND SALE OF SHARES

2.1

Offer, Purchase and Sale of the Membership Interest.

Subject to the terms and conditions of this Agreement, the Selling Shareholders hereby covenant and agree to sell, assign and transfer to Smart Ventures, and Smart Ventures  hereby covenants and agrees to purchase from the Selling Shareholders the Membership Interests held by the Selling Shareholders.

2.2

Consideration

As consideration for the sale of the Membership Interests by the Selling Shareholders to Smart Ventures , Smart Ventures shall pay to the  Selling Shareholders at Closing the Purchase Price.

In addition to the payment of the Purchase Price, Smart Ventures shall be obligated to pay the Selling Shareholders a Royalty as defined above.

2.3

Reorganization, Reclassification, Merger, Consolidation or Disposition of Assets.

If prior to Closing Smart Ventures  shall reorganize its capital or  reclassify its capital stock,  then the number of shares of common stock deliverable to the Selling Shareholders shall be adjusted accordingly.

2.4

Share Exchange Procedure and Representations

Each Selling Shareholder shall deliver the Membership Interests to Smart Ventures duly endorsed and duly executed and endorsed in blank (or accompanied by duly executed stock power duly endorsed in blank), in each case in proper form for transfer, with signatures guaranteed, and, if applicable, with all stock transfer and any other required documentary stamps affixed thereto and with appropriate instructions to allow the transfer agent to issue certificates for the Smart Ventures Shares pursuant to the schedule set forth above.

Each of the Selling Shareholders must execute this Share Exchange Agreement.

2.5

Closing Date

The Closing will take place, subject to the terms and conditions of this Agreement.

3.

REPRESENTATIONS AND WARRANTIES OF COMPANY AND THE  SELLING SHAREHOLDERS

As of the Closing, Company and the Selling Shareholders, jointly and severally, represent and warrant to Smart Ventures, and acknowledge that Smart Ventures is relying upon such representations and warranties, in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by or on behalf of Smart Ventures, as follows:

3.1

Organization and Good Standing

Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the requisite corporate  authority to own, lease and to carry on its business as now being conducted.  Company is duly qualified to do business and is in good standing as a corporation in each of the jurisdictions in which Company owns property, leases property, does business, or is otherwise required to do so, where the failure to be so qualified would have a material adverse effect on the business of Company taken as a whole~~.~~

3.2

Authority

Company has all requisite corporate Company and authority to execute and deliver this Agreement and any other document contemplated by this Agreement (collectively, the “Company Documents”) to be signed by Company and to perform its obligations hereunder and to consummate the transactions contemplated hereby.  The execution and delivery of each of the Company Documents by Company and the consummation of the transactions contemplated hereby have been duly authorized by Company’s board of directors and/or managing member.  No other corporate or shareholder proceedings on the part of Company is necessary to authorize such documents or to consummate the transactions contemplated hereby.  This Agreement has been, and the other Company Documents when executed and delivered by Company as contemplated by this Agreement will be, duly executed and delivered by Company and this Agreement is, and the other Company Documents when executed and delivered by Company as contemplated hereby will be, valid and binding obligations of Company enforceable in accordance with their respective terms except:

(a)

as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors’ rights generally;

(b)

as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies; and

(c)

as limited by public policy.

3.3

Capitalization of Company

As of the date of this Agreement, and as of the Closing Date, all of the issued and outstanding Membership Interests  or other  securities of Company  will have been duly authorized, are validly issued, were not issued in violation of any pre-emptive rights and are fully paid and non-assessable, are not subject to pre-emptive rights and were issued in full compliance with the laws of the state of its incorporation.   There are no agreements purporting to restrict the transfer of the Membership Interests,  no voting agreements, shareholders’ agreements, voting trusts, or other arrangements restricting or affecting the voting of the Membership Interests.  Except as set forth on Schedule 1, there are, and will not be at Closing,  any equity securities issued or issuable or other securities which can be converted into any class of  equity securities of Company.

3.4

Title and Authority of Selling Shareholders

Each of the Selling Shareholders is and will be as of the Closing, the registered and beneficial owner of and will have good and marketable title to the Membership Interests  held by it and will hold such free and clear of all liens, charges and encumbrances whatsoever; and such Membership Interests  held by such Selling Shareholders have been duly and validly issued and are outstanding as fully paid and non-assessable equity shares in the capital of Company.  Each of the Selling Shareholders has due and sufficient right and authority to enter into this Agreement on the terms and conditions herein set forth and to transfer the registered, legal and beneficial title and ownership of the Membership Interests  held by it.

3.5

Shareholders of Company

As of the Closing Date, Schedule 1 will contain a true and complete list of the Selling Shareholders and the number of Membership Interests owned by the Selling Shareholders. There are no other shareholders, warrant holders or option holders of Company. There is no person or entity entitled to receive any equity securities, warrants, options or other instruments that may be converted into equity securities of Company and that there are no outstanding options, warrants or other securities as of the date hereof and as of the Closing Date.

Each of the Selling Shareholders is either an accredited or sophisticated investor.  Each of the Selling Shareholders has received satisfactory answers to any questions submitted to Smart Ventures.  Each of the Selling Shareholders has reviewed the Smart Ventures filings as submitted to the United States Securities and Exchange Commission.

3.6

Corporate Records of Company

The corporate records of Company, as required to be maintained by it pursuant to all applicable laws, are accurate, complete and current in all material respects, and the minute book of Company is, in all material respects, correct and contains all records required by all applicable laws, as applicable, in regards to all proceedings, consents, actions and meetings of the shareholders and the board of directors of Company.

3.7

Non-Contravention

Neither the execution, delivery and performance of this Agreement, nor the consummation of the Transaction, will:

(a)

conflict with, result in a violation of, cause a default under (with or without notice, lapse of time or both) or give rise to a right of termination, amendment, cancellation or acceleration of any obligation contained in or the loss of any material benefit under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the material properties or assets of Company or any of its subsidiaries under any term, condition or provision of any loan or credit agreement, note, debenture, bond, mortgage, indenture, lease or other agreement, instrument, permit, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Company or any of its subsidiaries, or any of their respective material property or assets;

(b)

violate any provision of the Constitution, Articles of Incorporation or bylaws of Company, any of its subsidiaries (if applicable) or any applicable laws; or

(c)

violate any order, writ, injunction, decree, statute, rule, or regulation of any court or governmental or regulatory authority applicable to Company, any of its subsidiaries or any of their respective material property or assets.

(d)

Until the Closing Date,  no officer, director, affiliate or principal shareholder of  the  Company will solicit or entertain offers for the possible sale, acquisition, merger or similar transaction in connection with the operations of each party’s respective business or assets.

3.8

Actions and Proceedings

There is no basis for and there is no action, suit, judgment, claim, demand or proceeding outstanding or pending, or threatened against or affecting Company or which involves any of the business, or the properties or assets of the Company.

3.9

Compliance

(a)

The  Company is in compliance with, is not in default or violation in any material respect under, and has not been charged with or received any notice at any time of any material violation of any statute, law, ordinance, regulation, rule, decree or other applicable regulation to the business or operations of Company;

(b)

The Company is not subject to any judgment, order or decree entered in any lawsuit or proceeding applicable to its business and operations that would constitute a Company Material Adverse Effect; and

(c)

Company has duly filed all reports and returns required to be filed by it with governmental authorities and has obtained all governmental permits and other governmental consents, except as may be required after the execution of this Agreement.  All of such permits and consents are in full force and effect, and no proceedings for the suspension or cancellation of any of them, and no investigation relating to any of them, is pending or to the best knowledge of Company, threatened, and none of them will be adversely affected by the consummation of the Transaction; and

(c)

Company has operated in compliance with all laws, rules, statutes, ordinances, orders and regulations applicable to its business.  Company has not received any notice of any violation thereof, nor is Company aware of any valid basis therefore.

3.10

Filings, Consents and Approvals

No filing or registration with, no notice to and no permit, authorization, consent, or approval of any public or governmental body or authority or other person or entity is necessary for the consummation by Company  or the Selling Shareholders of the Transaction contemplated by this Agreement or to enable Smart Ventures to continue to conduct Company’s business after the Closing Date in a manner which is consistent with that in which the business is presently conducted.

3.11

Financial Representations

The consolidated audited balance sheets for Company for its last two fiscal (the “Company Accounting Date”), together with related statements of income, cash flows, and changes in shareholder’s equity for such fiscal years and interim period then ended (collectively, the “Company Financial Statements”) to be supplied on or before the Closing Date will be:

(A)

in accordance with the books and records of Company;

(B)

present fairly the financial condition of Company as of the respective dates indicated and the results of operations for such periods; and

(C)

will have been prepared in accordance with U.S.  GAAP.

(D)

the financial statements will reflect an equity contribution by the Selling Shareholders of no less than $957,820.

The Company  has not received any advice or notification from its independent certified public accountants that Company has used any improper accounting practice that would have the effect of not reflecting or incorrectly reflecting in the Company Financial Statements or the books and records of Company, any properties, assets, Liabilities, revenues, or expenses.  The books, records, and accounts of Company accurately and fairly reflect, in reasonable detail, the assets, and Liabilities of Company.  Company has not engaged in any transaction, maintained any bank account, or used any funds of Company, except for transactions, bank accounts, and funds which have been and are reflected in the normally maintained books and records of Company.

3.12

Absence of Undisclosed Liabilities

At Closing the Company will not  have any material Liabilities or obligations either direct or indirect, matured or unmatured, absolute, contingent or otherwise which :

(a)     are not set forth in the Company Financial Statements  or have not heretofore been paid or  discharged;

             (b)    did not arise in the regular and ordinary course of business under any agreement, contract,                     commitment, lease or plan specifically disclosed in writing to Smart Ventures; or

           (c)      have not been incurred in amounts and pursuant to practices consistent with past business practice, in or as a result of the regular and ordinary course of its business since the date of the last Company Financial Statements

(d)  the total liabilities shall note exceed $5,000.  To the extent that liabilities exceed $5,000, the cash due the Selling Shareholders at Closing will be reduced by the difference between the total liabilities as reflected on the Company’s most recent financial statement less the sum of $5,000.

3.13

Assets:

At Closing, in addition to any other assets appearing on the Company’s balance sheet, the following assets must be specifically set forth and identified

(a)

Non Dilutable equity interest of 55.6% of Surovkina AV Steel Plant No.1

(b)

Non Dilutable equity interest of 50% of AV Steel Plant No. 2

(c)

All rights title and interest in all intellectual property including but not limited to all patents related to model Steel Melting Shop, invention of Steel Melting Shop and invention of Metallurgical Complex.  The list of patents and other intellectual property is set forth on Schedule 2.

3.14

Tax Matters

(a)

As of the date hereof:

(i)

Company has timely filed all tax returns in connection with any Taxes which are required to be filed on or prior to the date hereof, taking into account any extensions of the filing deadlines which have been validly granted to Company, and

(ii)

all such returns are true and correct in all material respects;

(d)

Company has paid,  all taxes that have become or are due with respect to any period ended on or prior to the date hereof, and has established an adequate reserve therefore on its balance sheets for those Taxes not yet due and payable, except for any Taxes the non-payment of which will not have a Company Material Adverse Effect;

(e)

Company is not presently under or has not received notice of, any contemplated investigation or audit by regulatory or governmental agency of body or any foreign or state taxing authority concerning any fiscal year or period ended prior to the date hereof;

(f)

all Taxes required to be withheld on or prior to the date hereof from employees for income Taxes, social security Taxes, unemployment Taxes and other similar withholding Taxes have been properly withheld and, if required on or prior to the date hereof, have been deposited with the appropriate governmental agency; and

(g)

to the best knowledge of Company, the Company Financial Statements contain full provision for all Taxes including any deferred Taxes that may be assessed to Company for the accounting period ended on the Company Accounting Date or for any prior period in respect of any transaction, event or omission occurring, or any profit earned, on or prior to the Company Accounting Date or for any profit earned by Company on or prior to the Company Accounting Date or for which Company is accountable up to such date and all contingent Liabilities for Taxes have been provided for or disclosed in the Company Financial Statements.

3.15

Absence of Changes

Since the Company Accounting Date, Company has not:

(a)

incurred any Liabilities, other than Liabilities incurred in the ordinary course of business consistent with past practice, or discharged or satisfied any lien or encumbrance, or paid any Liabilities, other than in the ordinary course of business consistent with past practice, or failed to pay or discharge when due any Liabilities of which the failure to pay or discharge has caused or will cause any material damage or risk of material loss to it or any of its assets or properties;

(b)

sold, encumbered, assigned or transferred any material fixed assets or properties and all assets are owned free and clear of any liens or encumbrances;

(c)

created, incurred, assumed or guaranteed any indebtedness for money borrowed, or mortgaged, pledged or subjected any of the material assets or properties of Company or its subsidiaries to any mortgage, lien, pledge, security interest, conditional sales contract or other encumbrance of any nature whatsoever;

(d)

made or suffered any amendment or termination of any material agreement, contract, commitment, lease or plan to which it is a party or by which it is bound, or cancelled, modified or waived any substantial debts or claims held by it or waived any rights of substantial value, other than in the ordinary course of business;

(e)

declared, set aside or paid any dividend or made or agreed to make any other distribution or payment in respect of its capital shares or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or acquire any of its capital shares or equity securities;

(f)

suffered any damage, destruction or loss, whether or not covered by insurance, that materially and adversely effects its business, operations, assets, properties or prospects;

(g)

suffered any material adverse change in its business, operations, assets, properties, prospects or condition (financial or otherwise);

(h)

received notice or had knowledge of any actual or threatened labor trouble, termination, resignation, strike or other occurrence, event or condition of any similar character which has had or might have an adverse effect on its business, operations, assets, properties or prospects;

(i)

made commitments or agreements for capital expenditures or capital additions or betterments exceeding in the aggregate $1,000;

(j)

 increased the salaries or other compensation of, or made any advance (excluding advances for ordinary and necessary business expenses) or loan to, any of its employees or directors or made any increase in, or any addition to, other benefits to which any of its employees or directors may be entitled;

(k)

entered into any transaction other than in the ordinary course of business consistent with past practice; or

(l)

agreed, whether in writing or orally, to do any of the foregoing.

3.16

Absence of Certain Changes or Events

Since the date of the financial statements or audited financial statements,  there  will not have been:

(a)

any material change in the financial condition of Company;  or

(b)

any material change by Company in its accounting methods, principles or practices.

3.17

Subsidiaries

Company does not have any subsidiaries or agreements of any nature to acquire any subsidiary or to acquire or lease any other business operations.

3.18

Personal and Property

Company possesses, and has good and marketable title of all property necessary for the continued operation of the business of Company as presently conducted and as represented to Smart Ventures.  All such property is used in the business of Company.  All such property is in reasonably good operating condition (normal wear and tear excepted), and is reasonably fit for the purposes for which such property is presently used.  All material equipment, furniture, fixtures and other tangible personal property and assets owned or leased by Company is owned by Company free and clear of all liens, security interests, charges, encumbrances, and other adverse claims, except as set forth herein:

There are no outstanding agreements or options to acquire or purchase the Company project, or any interest in or any portion thereof and no person, firm or corporation has any proprietary or possessory or royalty interest in Company other than Company

Company is free and clear of all Liens, defects in title and third party interests other.

3.18

Intellectual Property

(a)

Intellectual Property Assets

Company owns or holds an interest in all intellectual property assets necessary for the operation of the business of Company as it is currently conducted (collectively, the “Intellectual Property Assets”), including:

(1)

all functional business names, trading names, registered and unregistered trademarks, service marks, and applications (collectively, the “Marks”);

(2)

all patents, patent applications, and inventions, methods, processes and discoveries that may be patentable (collectively, the “Patents”);

(3)

all copyrights in both published works and unpublished works (collectively, the “Copyrights”); and

(4)

all know-how, trade secrets, confidential information, customer lists, software, technical information, data, process technology, plans, drawings, and blue prints owned, used, or licensed by Company as licensee or licensor (collectively, the “Trade Secrets”).

(b)

      Intellectual Property and Know-How Necessary for the Business

Company is the owner of all right, title, and interest in and to each of the Intellectual Property Assets, free and clear of all liens, security interests, charges, encumbrances, and other adverse claims, and has the right to use without payment to a third party of all the Intellectual Property Assets.  All former and current employees and contractors of Company have executed written contracts, agreements or other undertakings with Company that assign all rights to any inventions, improvements, discoveries, or information relating to the business of Company.  No employee, director, officer or shareholder of Company owns directly or indirectly in whole or in part, any Intellectual Property Asset which Company is presently using or which is necessary for the conduct of its business.  To the best knowledge of Company, no employee or contractor of Company has entered into any contract or agreement that restricts or limits in any way the scope or type of work in which the employee may be engaged or requires the employee to transfer, assign, or disclose information concerning his work to anyone other than Company.

Patents

Company owns the patents set forth on Schedule 2.  The patents have been filed with the United States Patent and Trademark Office and the Patent Numbers are set forth on Schedule 2.  Prior to closing, Company will provide Smart Ventures with a schedule of patents filed in any other jurisdiction.   None of the products manufactured and sold, nor any process or know-how used, by Company infringes or is alleged to infringe any patent or other proprietary night of any other person or entity.

Trademarks

If applicable, Company holds  all  rights, title or interest in and to any Mark and Company has not  registered or filed any application to register any Mark with any third party.  To the best knowledge of Company, none of the Marks, if any, used by Company infringes or is alleged to infringe any trade name, trademark, or service mark of any third party.

Copyrights

If applicable, all registered Copyrights are currently in compliance with formal legal requirements, are valid and enforceable, and are not subject to any maintenance fees or taxes or actions falling due within ninety days after the Closing Date.  To the best knowledge of Company, no Copyright is infringed or has been challenged or threatened in any way and none of the subject matter of any of the Copyrights infringes or is alleged to infringe any copyright of any third party or is a derivative work based on the work of a third party.  All works encompassed by the Copyrights have been marked with the proper copyright notice.

Trade Secrets

Company has taken all reasonable precautions to protect the secrecy, confidentiality, and value of its Trade Secrets.  Company has good title and an absolute right to use the Trade Secrets.  The Trade Secrets are not part of the public knowledge or literature, and to the best knowledge of Company, have not been used, divulged, or appropriated either for the benefit of any person or entity or to the detriment of Company.  No Trade Secret is subject to any adverse claim or has been challenged or threatened in any way.

3.19

Insurance

The assets owned by Company are insured under various policies of general product liability and other forms of insurance consistent with prudent business practices.  All such policies are in full force and effect in accordance with their terms, no notice of cancellation has been received, and there is no existing default by Company, or any event which, with the giving of notice, the lapse of time or both, would constitute a default thereunder.  All premiums to date have been paid in full.

3.20

Employees and Consultants

All employees and consultants of Company have been paid all salaries, wages, income and any other sum due and owing to them by Company, as at the end of the most recent completed pay period.  Company is not aware of any labor conflict with any employees that might reasonably be expected to have a Company Material Adverse Effect.  To the best knowledge of Company, no employee of Company is in violation of any term of any employment contract, non-disclosure agreement, non-competition agreement or any other contract or agreement relating to the relationship of such employee with Company or any other nature of the business conducted or to be conducted by Company.   No Company employee has an employment contract that cannot be terminated at will by Smart Venture and no severance pay would be due any terminated employee

3.20

Real Property

Except as set forth in Schedule 3, Company does not own any real property.  Each of the leases, subleases, claims or other real property interests (collectively, the “Leases”) to which Company is a party or is bound is legal, valid, binding, enforceable and in full force and effect in all material respects.  All rental and other payments required to be paid by Company pursuant to any such Leases have been duly paid and no event has occurred which, upon the passing of time, the giving of notice, or both, would constitute a breach or default by any party under any of the Leases.  The Leases will continue to be legal, valid, binding, enforceable and in full force and effect on identical terms following the Closing Date.  Company has not assigned, transferred, conveyed, mortgaged, deeded in trust, or encumbered any interest in the Leases or the leasehold property pursuant thereto.

3.21

Material Contracts and Transactions

All material contracts, agreements, licenses, permits, arrangements, commitments, instrument or contract to which Company is a party (each, a “Contract”).  Each Contract is in full force and effect, and there exists no material breach or violation of or default by Company under any Contract, or any event that with notice or the lapse of time, or both, will create a material breach or violation thereof or default under any Contract by Company.  The continuation, validity, and effectiveness of each Contract will in no way be affected by the consummation of the Transaction contemplated by this Agreement.  There exists no actual or threatened termination, cancellation, or limitation of, or any amendment, modification, or change to any Contract.

3.22

Certain Transactions

Company is not a guarantor or indemnitor of any indebtedness of any third party, including any person, firm or corporation.

3.23

Completeness of Disclosure

N

o representation or warranty by Company or any Selling Shareholder in this Agreement nor any certificate, schedule, statement, document or instrument furnished or to be furnished to Smart Ventures pursuant hereto contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated herein or therein or necessary to make any statement herein or therein not materially misleading.

3.24

Resale Restrictions and Investment Intent.

The Selling Shareholders acknowledge and agree that the Smart Ventures Shares are being issued for investment purposes only pursuant to an exemption from the prospectus and registration requirements of the Securities Act.  As required by applicable securities law, the Selling Shareholders agree to abide by all applicable resale restrictions and hold periods imposed by all applicable securities legislation.  All certificates representing the Smart Ventures Shares issued on Closing will be endorsed with a restrictive legend similar in form and substance to the following:

“NONE OF THE SECURITIES REPRESENTED HEREBY HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES (AS DEFINED HEREIN) OR TO U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.  IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE 1933 ACT.  “UNITED STATES” AND “U.S. PERSON” ARE AS DEFINED BY REGULATION S UNDER THE 1933 ACT.”

3.25:

Survival of Representations

All representations and warranties made by Seller and the Company shall survive the Closing.

4.

REPRESENTATIONS AND WARRANTIES OF SMART VENTURES

As of the Closing, Smart Ventures represents and warrants to Company and the Selling Shareholders and acknowledge that Company and the Selling Shareholders are relying upon such representations and warranties in connection with the execution, delivery and performance of this Agreement, notwithstanding any investigation made by or on behalf of Company or the Selling Shareholders, as follows:

4.1

Organization and Good Standing

Smart Ventures is a corporation  duly incorporated, organized, validly existing and in good standing under the laws of the state of Nevada.   Smart Ventures  has all requisite corporate   authority to own, lease and to carry on its business as now being conducted.  It   is qualified to do business and is in good standing in each of the jurisdictions in which it owns property, leases property, does business, or is otherwise required to do so, where the failure to be so qualified would have a material adverse effect on the businesses, operations, or financial condition of Smart Ventures or Smart Ventures Company.

4.2

Authority

Smart Ventures  has  all requisite corporate Company and authority to execute and deliver this Agreement and any other document contemplated by this Agreement (collectively, the “Smart Ventures Documents”) to be signed by each and to perform its obligations hereunder and to consummate the transactions contemplated hereby.  The execution and delivery of the Smart Ventures Documents by each  and the consummation by each of the transactions contemplated hereby have been duly authorized by   board of directors and, subject to state and SEC requirements,   no other corporate proceedings on the part of either corporation  is necessary to authorize such documents or to consummate the transactions contemplated hereby.  This Agreement has been, and the other Smart Ventures Documents when executed and delivered by Smart Ventures  as contemplated by this Agreement will be, duly executed and delivered by Smart Ventures and this Agreement is, and the other Smart Ventures Documents when executed and delivered by Smart Ventures,  as contemplated hereby will be, valid and binding obligations of Smart Ventures enforceable in accordance with their respective terms, except:

(a)

as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and  other laws of general application affecting enforcement of creditors’ rights generally;

(b)

as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies; and

(c)

as limited by public policy.

4.3

Capitalization of Smart Ventures

As of the date of this Agreement and as of the Closing Date, all of the issued and outstanding shares of Smart Ventures  will be duly authorized, are validly issued, were not issued in violation of any pre-emptive rights and are fully paid and non-assessable, are not subject to pre-emptive rights and were issued in full compliance with all federal, state, and local laws, rules and regulations.

4.4

Corporate books and records

The corporate records of Smart Ventures, as required to be maintained by it pursuant to the laws of the State of  Nevada,  are accurate, complete and current in all material respects, and the minute book of Smart Ventures is, in all material respects, correct and contains all material records required by the law of the State of Nevada in regards to all proceedings, consents, actions and meetings of the shareholders and the board of directors of Smart Ventures.

4.5

Non-Contravention

Neither the execution, delivery and performance of this Agreement, nor the consummation of the Transaction, will:

              (A) conflict with, result in a violation of, cause a default under (with or without notice, lapse of time or   both) or give rise to a right of termination, amendment, cancellation or acceleration of any obligation contained in or the loss of any material benefit under, or result in the creation of any lien, security interest, charge or encumbrance upon any of the material properties or assets of Smart Ventures under any term, condition or provision of any loan or credit agreement, note, debenture, bond, mortgage, indenture, lease or other agreement, instrument, permit, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to Smart Ventures or any of its material property or assets;

(B) violate any provision of the applicable incorporation or charter documents of Smart Ventures; or

(C)violate any order, writ, injunction, decree, statute, rule, or regulation of any court or governmental or regulatory authority applicable to Smart Ventures or any of its material property or assets.

4.6

Actions and Proceedings

To the best knowledge of Smart Ventures, there is no claim, charge, arbitration, grievance, action, suit, investigation or proceeding by or before any court, arbiter, administrative agency or other governmental authority now pending or, to the best knowledge of Smart Ventures, threatened against Smart Ventures which involves any of the business, or the properties or assets of Smart Ventures that, if adversely resolved or determined, would have a material adverse effect on the business, operations, assets, properties, prospects or conditions of Smart Ventures taken as a whole (a “Smart Ventures Material Adverse Effect”).  There is no reasonable basis for any claim or action that, based upon the likelihood of its being asserted and its success if asserted, would have such a Smart Ventures Material Adverse Effect.

4.7

Compliance

(A)

To the best knowledge of Smart Ventures, Smart Ventures is in compliance with, is not in default or violation in any material respect under, and has not been charged with or received any notice at any time of any material violation of any statute, law, ordinance, regulation, rule, decree or other applicable regulation to the business or operations of Smart Ventures;

(B)

To the best knowledge of Smart Ventures, Smart Ventures is not subject to any judgment, order or decree entered in any lawsuit or proceeding applicable to its business and operations that would constitute a Smart Ventures Material Adverse Effect;

(C)

Smart Ventures has duly filed all reports and returns required to be filed by it with governmental authorities and has obtained all governmental permits and other governmental consents, except as may be required after the execution of this Agreement.  All of such permits and consents are in full force and effect, and no proceedings for the suspension or cancellation of any of them, and no investigation relating to any of them, is pending or to the best knowledge of Smart Ventures, threatened, and none of them will be affected in a material adverse manner by the consummation of the Transaction; and

(D)

Smart Ventures has operated in material compliance with all laws, rules, statutes, ordinances, orders and regulations applicable to its business.  Smart Ventures has not received any notice of any violation thereof, nor is Smart Ventures aware of any valid basis therefore.

4.8

Filings, Consents and Approvals

No filing or registration with, no notice to and no permit, authorization, consent, or approval of any public or governmental body or authority or other person or entity is necessary for the consummation by Smart Ventures of the Transaction contemplated by this Agreement to continue to conduct its business after the Closing Date in a manner which is consistent with that in which it is presently conducted.

4.09

SEC Filings

Smart Ventures has furnished or made available to Company and the Selling Shareholders a true and complete copy of each report, schedule, registration statement and proxy statement filed by Smart Ventures with the SEC (collectively, and as such documents have since the time of their filing been amended, the “Smart Ventures SEC Documents”). As of their respective dates, the Smart Ventures SEC Documents complied in all material respects with the requirements of the Securities Act, or the Exchange Act, as the case may be, and the rules and regulations of the SEC thereunder applicable to such Smart Ventures SEC Documents.

Included with the Smart Ventures SEC Documents are true, correct, and complete copies of the financial statements of Smart Ventures  (the “Smart Ventures Accounting Date”), together with related statements of income, cash flows, and changes in shareholder’s equity for the fiscal year and interim period then ended (collectively, the “Smart Ventures Financial Statements”).  The Smart Ventures Financial Statements:

(a) are in accordance with the books and records of Smart Ventures;

(b) present fairly the financial condition of Smart Ventures as of the respective dates indicated and the results of operations for such periods; and

(c)  have been prepared in accordance with GAAP.

Smart Ventures has not received any advice or notification from its independent certified public accountants that Smart Ventures has used any improper accounting practice that would have the effect of not reflecting or incorrectly reflecting in the Smart Ventures Financial Statements or the books and records of Smart Ventures, any properties, assets, Liabilities, revenues, or expenses.  The books, records, and accounts of Smart Ventures accurately and fairly reflect, in reasonable detail, the assets, and Liabilities of Smart Ventures.  Smart Ventures has not engaged in any transaction, maintained any bank account, or used any funds of Smart Ventures, except for transactions, bank accounts, and funds which have been and are reflected in the normally maintained books and records of Smart Ventures.

4.11

Absence of Undisclosed Liabilities

As of the date of the financial statements, Smart Ventures has no material Liabilities or obligations either direct or indirect, matured or unmatured, absolute, contingent or otherwise, which:

           (A) are not set forth in the Smart Ventures Financial Statements or have not heretofore been paid or discharged;

          (B) did not arise in the regular and ordinary course of business under any agreement, contract, commitment, lease or plan specifically disclosed in writing to Company;

           (C) have not been incurred in amounts and pursuant to practices consistent with past business practice, in or as a result of the regular and ordinary course of its business since the date of the last Smart Ventures Financial Statements; or

         (D) have any material affect on the operations of the Company.

4.12

Tax Matters

As of the date hereof:

         (A) Smart Ventures has timely filed all tax returns in connection with any Taxes which are required to be filed on or prior to the date hereof, taking into account any extensions of the filing deadlines which have been validly granted to them, and

        (B)  All such returns are true and correct in all material respects;

         (C) Smart Ventures has paid all Taxes that have become or are due with respect to any period ended on or prior to the date hereof;

        (D) Smart Ventures is not presently under and has not received notice of, any contemplated investigation or audit by the Internal Revenue Service or any foreign or state taxing authority concerning any fiscal year or period ended prior to the date hereof;

          (E)  All Taxes required to be withheld on or prior to the date hereof from employees for income Taxes, social security Taxes, unemployment Taxes and other similar withholding Taxes have been properly withheld and, if required on or prior to the date hereof, have been deposited with the appropriate governmental agency; and

          (F) To the best knowledge of Smart Ventures, the Smart Ventures Financial Statements contain full provision for all Taxes including any deferred Taxes that may be assessed to Smart Ventures for the accounting period ended on the Smart Ventures Accounting Date or for any prior period in respect of any transaction, event or omission occurring, or any profit earned, on or prior to the Smart Ventures Accounting Date or for any profit earned by Smart Ventures on or prior to the Smart Ventures Accounting Date or for which Smart Ventures is accountable up to such date and all contingent Liabilities for Taxes have been provided for or disclosed in the Smart Ventures Financial Statements.

4.13

Absence of Changes

Since the date of the Financial Statements,  except as disclosed in the Public SEC Documents and except as contemplated in this Agreement, Smart Ventures has not:

            (A) Incurred any Liabilities, other than Liabilities incurred in the ordinary course of business consistent with past practice, or discharged or satisfied any lien or encumbrance, or paid any Liabilities, other than in the ordinary course of business consistent with past practice, or failed to pay or discharge when due any Liabilities of which the failure to pay or discharge has caused or will cause any material damage or risk of material loss to it or any of its assets or properties;

            (B) Sold, encumbered, assigned or transferred any material fixed assets or properties;

            (C) Created, incurred, assumed or guaranteed any indebtedness for money borrowed, or mortgaged, pledged or subjected any of the material assets or properties of Smart Ventures to any mortgage, lien, pledge, security interest, conditional sales contract or other encumbrance of any nature whatsoever;

            (D) Made or suffered any amendment or termination of any material agreement, contract, commitment, lease or plan to which it is a party or by which it is bound, or cancelled, modified or waived any substantial debts or claims held by it or waived any rights of substantial value, other than in the ordinary course of business;

          (E)  Declared, set aside or paid any dividend or made or agreed to make any other distribution or payment in respect of its capital shares or redeemed, purchased or otherwise acquired or agreed to redeem, purchase or acquire any of its capital shares or equity securities;

         (F)  Suffered any damage, destruction or loss, whether or not covered by insurance, that materially and adversely effects its business, operations, assets, properties or prospects;

        (G)  Suffered any material adverse change in its business, operations, assets, properties, prospects or condition (financial or otherwise);

       (H) Received notice or had knowledge of any actual or threatened labor trouble, termination, resignation, strike or other occurrence, event or condition of any similar character which has had or might have an adverse effect on its business, operations, assets, properties or prospects;

         (I)   Made commitments or agreements for capital expenditures or capital additions or betterments exceeding in the aggregate $10,000;

          (J)  Other than in the ordinary course of business, increased the salaries or other compensation of, or made any advance (excluding advances for ordinary and necessary business expenses) or loan to, any of its employees or directors or made any increase in, or any addition to, other benefits to which any of its employees or directors may be entitled; or

       (K) Agreed, whether in writing or orally, to do any of the foregoing.

4.14

Absence of Certain Changes or Events

Since the date of the financial statements,  except as and to the extent disclosed in the Smart Ventures SEC Documents, there has not been:

           (a) a Smart Ventures Material Adverse Effect; or

(b)any material change by Smart Ventures in its accounting methods, principles or practices.

4.15

Personal Property

There are no material equipment, furniture, fixtures and other tangible personal property and assets owned or leased by Smart Ventures, except as disclosed in the Smart Ventures SEC Documents.

4.16

No Brokers

Smart Ventures has not incurred any obligation or liability to any party for any brokerage fees, agent’s commissions, or finder’s fees in connection with the Transaction contemplated by this Agreement.

4.17

Completeness of Disclosure

No representation or warranty by Smart Ventures in this Agreement nor any certificate, schedule, statement, document or instrument furnished or to be furnished to Company pursuant hereto contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact required to be stated herein or therein or necessary to make any statement herein or therein not materially misleading.

4.18:

Survival of Representations

All representations and warranties made by Smart Ventures shall survive the Closing.

5.

CLOSING CONDITIONS

5.1

Conditions Precedent to Closing by Smart Ventures

The obligation of Smart Ventures to consummate the Transaction is subject to the satisfaction or written waiver of the conditions set forth herein on a date mutually agreed upon by the parties hereto in writing.  The Closing of the Transaction contemplated by this Agreement will be deemed to mean a waiver of all conditions to Closing.  These conditions precedent are for the benefit of Smart Ventures and may be waived by Smart Ventures in its sole discretion.

(a)

Representations and Warranties

The representations and warranties of Company and the Selling Shareholders set forth in this Agreement will be true, correct and complete in all respects as of the Closing Date, as though made on and as of the Closing Date and Company will have delivered to Smart Ventures a certificate dated as of the Closing Date, to the effect that the representations and warranties made by Company in this Agreement are true and correct.

(b)

Performance

All of the covenants and obligations that Company and the Selling Shareholders are required to perform or to comply with pursuant to this Agreement at or prior to the Closing must have been performed and complied with in all material respects.

(c)

Transaction Documents

This Agreement, the Company Documents, the Company Financial Statements and all other documents necessary or reasonably required to consummate the Transaction, all in form and substance reasonably satisfactory to Smart Ventures, will have been executed and delivered to Smart Ventures.

 (d)

Third Party Consents

Smart Ventures  will have received from the Company   duly executed copies of any required  third-party consents, permits, authorizations and approvals of any public, regulatory  or governmental body or authority or person or entity contemplated by this Agreement (if any).

 (e)

No Material Adverse Change

No Company Material Adverse Effect will have occurred since the date of this Agreement.

(f)

No Action

(1)

No suit, action, or proceeding will be pending or threatened which would:

(2)

prevent the consummation of any of the transactions contemplated by this Agreement; or

(3) cause the Transaction to be rescinded following consummation.

(g)

Delivery of Financial Statements

Company will have delivered to Smart Ventures the Company Financial Statements which financial statements will include audited financial statements for Company’s two fiscal years, and unaudited financials for the Company’s most recently completed fiscal quarter  prepared in accordance with GAAP and audited by an independent auditor registered with the Public Company Accounting Oversight Board in the United States.

(h)

Due Diligence Review of Financial Statements

Smart Ventures and its accountants will be reasonably satisfied with their due diligence investigation and review of the Company Financial Statements.

5.2

Conditions Precedent to Closing by Company

The obligation of Company and the Selling Shareholders to consummate the Transaction is subject to the satisfaction or written waiver of the conditions set forth below by a date mutually agreed upon by the parties.  The Closing of the Transaction will be deemed to mean a waiver of all conditions to Closing.  These conditions precedent are for the benefit of Company and the Selling Shareholders and may be waived by Company and the Selling Shareholders in their discretion.

(a)

Representations and Warranties

The representations and warranties of Smart Ventures set forth in this Agreement will be true, correct and complete in all respects as of the Closing Date, as though made on and as of the Closing Date and Smart Ventures will have delivered to Company a certificate dated the Closing Date, to the effect that the representations and warranties made by Smart Ventures in this Agreement are true and correct.

(b)

Performance

All of the covenants and obligations that Smart Ventures are required to perform or to comply with pursuant to this Agreement at or prior to the Closing must have been performed and complied with in all material respects.  Smart Ventures must have delivered each of the documents required to be delivered by it pursuant to this Agreement.

(c)

Transaction Documents

This Agreement, the Smart Ventures Documents and all other documents necessary or reasonably required to consummate the Transaction, all in form and substance reasonably satisfactory to Company, will have been executed and delivered by Smart Ventures.

(d)

Third Party Consents

Company will have received from Smart Ventures duly executed copies of any required  third-party consents, permits, authorizations and approvals of any public, regulatory (including the SEC) or governmental body or authority or person or entity contemplated by this Agreement (if any), in the form and substance reasonably satisfactory to Company.

(e)

No Material Adverse Change

No Smart Ventures Material Adverse Effect will have occurred since the date of this Agreement.

(f)

No Action

No suit, action, or proceeding will be pending or threatened before any governmental or regulatory authority wherein an unfavorable judgment, order, decree, stipulation, injunction or charge would result in and/or:

                          (i)prevent the consummation of any of the transactions contemplated by this Agreement;                                                                 or

(ii) cause the Transaction to be rescinded following consummation.

 (g)

Due Diligence Review of Financial Statements

Company and its accountants will be reasonably satisfied with their due diligence investigation and review of the Smart Ventures Financial Statements, the Smart Ventures SEC Documents, and the contents thereof, prepared in accordance with GAAP.

(h)

Due Diligence Generally

Company will be reasonably satisfied with their due diligence investigation of Smart Ventures that is reasonable and customary in a transaction of a similar nature to that contemplated by the Transaction.

6.

ADDITIONAL COVENANTS OF THE PARTIES

6.1

Notification of Financial Liabilities

Company will immediately notify Smart Ventures  if Company receives any advice or notification from its independent certified public accounts that Company has used any improper accounting practice that would have the effect of not reflecting or incorrectly reflecting in the books, records, and accounts of Company, any properties, assets, Liabilities, revenues, or expenses. Notwithstanding any statement to the contrary in this Agreement, this covenant will survive Closing and continue in full force and effect.

6.2        Access and Investigation

Between the date of this Agreement and the Closing Date, Company, on the one hand, and Smart Ventures, on the other hand, will, and will cause each of their respective representatives to:

(1) afford the other and its representatives full and free access to its personnel, properties, assets, contracts, books and records, and other documents and data;

(2)furnish the other and its representatives with copies of all such contracts, books and records, and other existing documents and data as required by this Agreement and as the other may otherwise reasonably request; and

(3)furnish the other and its representatives with such additional financial, operating, and other data and information as the other may reasonably request.

All of such access, investigation and communication by a party and its representatives will be conducted during normal business hours and in a manner designed not to interfere unduly with the normal business operations of the other party.  Each party will instruct its auditors to co-operate with the other party and its representatives in connection with such investigations.

6.3

Confidentiality

All information regarding the business of Company including, without limitation, financial information that Company provides to Smart Ventures during the Smart Ventures due diligence investigation of Company will be kept in strict confidence by Smart Ventures and will not be used (except in connection with due diligence), dealt with, exploited or commercialized by Smart Ventures or disclosed to any third party (other than the Smart Ventures professional accounting and legal advisors) without the prior written consent of Company.  If the Transaction contemplated by this Agreement does not proceed for any reason, then upon receipt of a written request from Company, Smart Ventures will immediately return to Company (or as directed by Company) any information received regarding Company’s business.  Likewise, all information regarding the business of Smart Ventures including, without limitation, financial information that Smart Ventures provides to Company during its due diligence investigation of Smart Ventures will be kept in strict confidence by Company and will not be used (except in connection with due diligence), dealt with, exploited or commercialized by Company or disclosed to any third party (other than Company’s professional accounting and legal advisors) without the prior written consent of Smart Ventures.  If the Transaction contemplated by this Agreement does not proceed for any reason, then upon receipt of a written request from Smart Ventures, Company will immediately return to Smart Ventures (or as directed by Smart Ventures) any information received regarding Wind Work’s business.

6.4

Notification

Between the date of this Agreement and the Closing Date, each of the parties to this Agreement will promptly notify the other parties in writing if it becomes aware of any fact or condition that causes or constitutes a material breach of any of its representations and warranties as of the date of this Agreement, if it becomes aware of the occurrence after the date of this Agreement of any fact or condition that would cause or constitute a material breach of any such representation or warranty had such representation or warranty been made as of the time of occurrence or discovery of such fact or condition.  Should any such fact or condition require any change in the Schedules relating to such party, such party will promptly deliver to the other parties a supplement to the Schedules specifying such change.  During the same period, each party will promptly notify the other parties of the occurrence of any material breach of any of its covenants in this Agreement or of the occurrence of any event that may make the satisfaction of such conditions impossible or unlikely.

6.5

Exclusivity

Until such time, if any, as this Agreement is terminated pursuant to this Agreement, Company and Smart Ventures will not, directly or indirectly, solicit, initiate, entertain or accept any inquiries or proposals from, discuss or negotiate with, provide any non-public information to, or consider the merits of any unsolicited inquiries or proposals from, any person or entity relating to any transaction involving the sale of the business or assets (other than in the ordinary course of business), or any of the capital stock of Company or Smart Ventures, as applicable, or any merger, consolidation, business combination, or similar transaction other than as contemplated by this Agreement.

6.6

Conduct of Company and Smart Ventures Business Prior to Closing

From the date of this Agreement to the Closing Date, and except to the extent that Smart Ventures otherwise consents in writing, Company will operate its business substantially as presently operated and only in the ordinary course and in compliance with all applicable laws, and use its best efforts to preserve intact its good reputation and present business organization and to preserve its relationships with persons having business dealings with it.  Likewise, from the date of this Agreement to the Closing Date, and except to the extent that Company otherwise consents in writing, Smart Ventures will operate its business substantially as presently operated and only in the ordinary course and in compliance with all applicable laws, and use its best efforts to preserve intact its good reputation and present business organization and to preserve its relationships with persons having business dealings with it.

6.7

Certain Acts Prohibited – Company

Except as expressly contemplated by this Agreement or for purposes in furtherance of this Agreement, between the date of this Agreement and the Closing Date, Company will not, without the prior written consent of Smart Ventures:

(1)

amend its Articles of  Incorporation or other incorporation documents;

(2)

incur any liability or obligation in excess of $1,000 in total  other than in the ordinary course of business or encumber or permit the encumbrance of any properties or assets of Company except in the ordinary course of business;

(3)

dispose of or contract to dispose of any Company property or assets, including the Intellectual Property Assets, except in the ordinary course of business consistent with past practice;

(4)

issue, deliver, sell, pledge or otherwise encumber or subject to any lien any shares of the Company Membership Interest, or any rights, warrants or options to acquire, any such shares, voting securities or convertible securities;

(5)

declare, set aside or pay any dividends on, or make any other distributions in respect of the Company Membership Interest, or

(6)

split, combine or reclassify any Company Membership Interest or issue or authorize the issuance of any other securities in respect of, in lieu of or in substitution for shares of Company Membership Interest; or

(7)

not increase benefits or compensation expenses of Company, other than as contemplated by the terms of any employment agreement in existence on the date of this Agreement, increase the cash compensation of any director, executive officer or other key employee or pay any benefit or amount not required by a plan or arrangement as in effect on the date of this Agreement to any such person.

6.8

Certain Acts Prohibited – Smart Ventures

Except as expressly contemplated by this Agreement, between the date of this Agreement and the Closing Date, Smart Ventures will not, without the prior written consent of Company:

(1)

incur any liability or obligation or encumber or permit the encumbrance of any properties or assets of Smart Ventures except in the ordinary course of business consistent with past practice;

(2)

dispose of or contract to dispose of any Smart Ventures property or assets except in the ordinary course of business consistent with past practice;

(3)

declare, set aside or pay any dividends on, or make any other distributions in respect of the Smart Ventures Membership Interest; or

(4)

materially increase benefits or compensation expenses of Smart Ventures, increase the cash compensation of any director, executive officer or other key employee or pay any benefit or amount to any such person.

6.9

Public Announcements

Smart Ventures and Company each agree that they will not release or issue any reports or statements or make any public announcements relating to this Agreement or the Transaction contemplated herein without the prior written consent of the other party, except as may be required by the disclosure obligation imposed on Smart Ventures or Company or their respective affiliates under rules or regulations of any stock exchange or laws of any jurisdiction.

7.

CLOSING

7.1

The Closing shall take place on the Closing Date at the offices of  Smart Ventures or at such other location as agreed to by the parties.

7.2

Closing Deliveries of Company and the Selling Shareholders

(1)

At Closing, Company and the Selling Shareholders will deliver or cause to be delivered the following, fully executed and in the form and substance reasonably satisfactory to Smart Ventures:

(2)

copies of all resolutions and/or consent actions adopted by or on behalf of the board of directors of Company evidencing approval of this Agreement and the Transaction;

(3)

if any of the Selling Shareholders appoint any person, by Company of attorney or equivalent, to execute this Agreement or any other agreement, document, instrument or certificate contemplated by this agreement, on behalf of the Selling Shareholder, a valid and binding Company of attorney or equivalent from such Selling Shareholder;

(4)

share certificates representing the Membership Interests as required by this Agreement, if such have been issued;

(5)

certificates and other documents required by this Agreement; and

(6)

the Company Documents, the Company Financial Statements and any other necessary documents, each duly executed by Company, as required to give effect to the Transaction.

(7)

a certificate of an officer of Company, dated as of Closing, certifying that:

the  Company  Documents and any other necessary documents,  have been  duly executed by the Company, as required to give effect to the Transaction

7.3

Closing Deliveries of Smart Ventures

At Closing, Smart Ventures will deliver or cause to be delivered the following, fully executed and in the form and substance reasonably satisfactory to Company:

(1)

copies of all resolutions and/or consent actions adopted by or on behalf of the board of directors of Smart Ventures evidencing approval of this Agreement and the Transaction;

(2)

the share certificates representing the Smart Ventures Shares.

8.

POST CLOSING COVENANTS

Company and its shareholders agree and understand that the post closing undertaking set forth herein is a material inducement for the parties  to enter into this transaction including the royalty payments due the Selling Shareholders.

Smart Ventures will undertake and use its best efforts to provide additional financing for the Company’s operations.

9.

TERMINATION

9.1

Termination

This Agreement may be terminated at any time prior to the Closing Date contemplated hereby by:

       (A)   mutual agreement of Smart Ventures and Company;

        (B) Smart Ventures, if there has been a material breach by Company or any of the Selling Shareholders of any material representation, warranty, covenant or agreement set forth in this Agreement on the part of Company or the Selling Shareholders that is not cured, to the reasonable satisfaction of Smart Ventures, within ten business days after notice of such breach is given by Smart Ventures (except that no cure period will be provided for a breach by Company or the Selling Shareholders that by its nature cannot be cured);

       (C) Company, if there has been a material breach by Smart Ventures of any material representation, warranty, covenant or agreement set forth in this Agreement on the part of Smart Ventures that is not cured by the breaching party, to the reasonable satisfaction of Company, within ten business days after notice of such breach is given by Company (except that no cure period will be provided for a breach by Smart Ventures that by its nature cannot be cured); or

       (D) Smart Ventures or Company if any permanent injunction or other order of a governmental entity of competent authority preventing the consummation of the Transaction contemplated by this Agreement has become final and non-appealable.

9.2

Effect of Termination

In the event of the termination of this Agreement,  this Agreement will be of no further force or effect, provided, however, that no termination of this Agreement will relieve any party of liability for any breaches of this Agreement that are based on a wrongful refusal or failure to perform any obligations.

10.

INDEMNIFICATION, REMEDIES, SURVIVAL

10.1

Certain Definitions

For the purposes of this Article 10 the terms “Loss” and “Losses” mean any and all demands, claims, actions or causes of action, assessments, losses, damages, Liabilities, costs, and expenses, including without limitation, interest, penalties, fines and reasonable attorneys, accountants and other professional fees and expenses, but excluding any indirect, consequential or punitive damages suffered by Smart Ventures or Company including damages for lost profits or lost business opportunities.

10.2

Agreement of Company and Shareholders to Indemnify

Company and Shareholders  will indemnify, defend, and hold harmless, to the full extent of the law, Smart Ventures, its officers,  directors and its shareholders from, against, and in respect of any and all Losses asserted against, relating to, imposed upon, or incurred by Smart Ventures and its shareholders by reason of, resulting from, based upon or arising out of:

(A)

the breach by Company of any representation or warranty of Company contained in or made pursuant to this Agreement, any Company Document or any certificate or other instrument delivered pursuant to this Agreement; or

(B)

the breach or partial breach by Company of any covenant or agreement of Company made in or pursuant to this Agreement, any Company Document or any certificate or other instrument delivered pursuant to this Agreement.

10.3

Agreement of the Selling Shareholders to Indemnify and Right of Set-Off

The Selling Shareholders will indemnify, defend, and hold harmless, to the full extent of the law, Smart Ventures and its shareholders from, against, and in respect of any and all Losses asserted against, relating to, imposed upon, or incurred by Smart Ventures and its shareholders by reason of, resulting from, based upon or arising out of:

(A)

any breach by the Selling Shareholders  of this Agreement; or

(B)

any misstatement, misrepresentation or breach of the representations and warranties made by the Selling Shareholders contained in or made pursuant to the Questionnaires executed by each Selling Shareholder as part of the share exchange procedure detailed in  this Agreement.

(C)

if following issuance of the Smart Ventures shares of common stock to the Selling Shareholders it is determined that there is a breach of this agreement,  in addition to other remedies set forth herein,  Smart Ventures may instruct the Company’s transfer agent to place a stop transfer legend on any share certificates owned by the Selling Shareholders.  No bond or other security shall be required for the placement of a stop transfer order.

10.4

Agreement of Smart Ventures to Indemnify

Smart Ventures will indemnify, defend, and hold harmless, to the full extent of the law, Company and the Selling Shareholders from, against, for, and in respect of any and all Losses asserted against, relating to, imposed upon, or incurred by Company and the Selling Shareholders by reason of, resulting from, based upon or arising out of:

(A) the breach by Smart Ventures of any representation or warranty of Smart Ventures contained in or made pursuant to this Agreement, any Smart Ventures Document or any certificate or other instrument delivered pursuant to this Agreement; or

(B) the breach or partial breach by Smart Ventures of any covenant or agreement of Smart Ventures made in or pursuant to this Agreement, any Smart Ventures Document or any certificate or other instrument delivered pursuant to this Agreement.

11.

MISCELLANEOUS PROVISIONS

11.1

Effectiveness of Representations; Survival

Each party is entitled to rely on the representations, warranties and agreements of each of the other parties and all such representation, warranties and agreement will be effective regardless of any investigation that any party has undertaken or failed to undertake.  Unless otherwise stated in this Agreement, and except for instances of fraud, the representations, warranties and agreements will survive the Closing Date and continue in full force and effect until three (3) years after the Closing Date.

11.2

Further Assurances

Each of the parties hereto will co-operate with the others and execute and deliver to the other parties hereto such other instruments and documents and take such other actions as may be reasonably requested from time to time by any other party hereto as necessary to carry out, evidence, and confirm the intended purposes of this Agreement.

11.3

Amendment

This Agreement may not be amended except by an instrument in writing signed by each of the parties.

11.4

Expenses

Each party will bear their own  costs incurred in connection with the preparation, execution and performance of this Agreement and the Transaction contemplated hereby.

11.5

Entire Agreement

This Agreement, the schedules attached hereto and the other documents in connection with this transaction contain the entire agreement between the parties with respect to the subject matter hereof and supersede all prior arrangements and understandings, both written and oral, expressed or implied, with respect thereto.  Any preceding correspondence or offers are expressly superseded and terminated by this Agreement.

11.6

Notices

All notices and other communications required or permitted under this Agreement must be in writing and will be deemed given if sent by personal delivery, faxed with electronic confirmation of delivery, internationally-recognized express courier or registered or certified mail (return receipt requested), postage prepaid, to the parties at their then place of business or residence.  Each party undertakes to provide each of the other parties notice of any address.

All such notices and other communications will be deemed to have been received:

in the case of personal delivery, on the date of such delivery;

in the case of a fax or electronic mail, on the date of such delivery;

in the case of delivery by internationally-recognized express courier, on the business day following dispatch; and

in the case of mailing, on the fifth business day following mailing.

11.8

Headings

The headings contained in this Agreement are for convenience purposes only and will not affect in any way the meaning or interpretation of this Agreement.

11.9

Benefits

This Agreement is and will only be construed as for the benefit of or enforceable by those persons party to this Agreement.

11.10

Assignment

This Agreement  may not be assigned (except by operation of law) by any party without the consent of the other parties.

11.11

Governing Law

This Agreement will be governed by and construed in accordance with the laws of the State of Nevada applicable to contracts made and to be performed therein.

12.

Construction

The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party.

13.

Gender

All references to any party will be read with such changes in number and gender as the context or reference requires.

14.

Business Days

If the last or appointed day for the taking of any action required or the expiration of any rights granted herein shall be a Saturday, Sunday or a legal holiday in the State of Nevada,  then such action may be taken or right may be exercised on the next succeeding day which is not a Saturday, Sunday or such a legal holiday.

15.

Counterparts

This Agreement may be executed in one or more counterparts, all of which will be considered one and the same agreement and will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

16.

Fax Execution

This Agreement may be executed by delivery of executed signature pages by fax and such fax execution will be effective for all purposes.

IN WITNESS WHEREOF the parties hereto have executed this Agreement as of the day and year first above written.

Smart Ventures Inc.

By:

Name:   Lance Larsen,

Its:  President

Metal Assets, S.A.

By:

________________

Name

Its:

Selling Shareholders

Modus Operandi Enterprises Ltd.

By:

____ ___

Name:   Paul Patrick Jonch

Its:  Director and Authorized Representative

Libellius Holdings Ltd.

By:

____ ___

Name:   Paul Patrick Jonch

Its:  Director and Authorized Representative

SCHEDULE 1.

SELLING SHAREHOLDERS

NAME:

No. of Shares or Membership Interests

Modus Operandi Enterprises Ltd.

_________________

Libellius Holdings Ltd.

_________________

SCHEDULE 2.

LIST OF ASSETS

55.6% equity interest in Surovkina AV Steel Plant No.1 free and clear of all liens and encumbrances duly registered with the proper government authority

50% equity interest in Surovkina AV Steel Plant No.2 free and clear of all liens and encumbrances duly registered with the proper government authority

All Patents:

Model Steel Melting Shop:   Patent Number _______________

Invention and Patent Number of Steel Melting Shop

Invention and Patent Number for Metallurgical Complex

All other assets currently owned by Metal Assets as reflected in its most recent financial statement.

SCHEDULE 3.

REAL ESTATE

Surovkina AV Steel Plant No.1

Surovkina AV Steel Plant No.2